United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                             June 6, 2007
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

              1-6479-1
Commission File Number

Delaware (State or other jurisdiction of incorporation or organization)	13-2637623 (I.R.S. Employer Identification Number)

666 Third Avenue
                     New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01 - Other Events

                    On June 6, 2007, Overseas Shipholding Group, Inc. ("OSG") issued a press release announcing that OSG's Board of Directors increased OSG's regular quarterly dividend 25% to $0.3125 per share from $0.25 per share on the common stock outstanding and that the August dividend of $0.3125 per share will be payable on August 28, 2007 to stockholders of record on August 7, 2007. Such press release is attached to this Report as Exhibit 99.1 and is hereby incorporated by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

                  (d) Press release of OSG dated June 6, 2007.

Exhibit No.	Description
99.1	Press Release dated June 6, 2007

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: June 7, 2007	By: /s/James I. Edelson
Name: James I. Edelson Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of OSG dated June 6, 2007